Execution Version

Exhibit 10.7

first AMENDMENT AGREEMENT

FIRST AMENDMENT AGREEMENT (this “Agreement”) dated as of December 8, 2017 by and among (1) Information Services Group, Inc. (the “Borrower”), (2) International Advisory Holdings Corp., International Consulting Acquisition Corp., ISG Information Services Group Americas, Inc., TPI Eurosourcing, L.L.C. and Gala Acquisition Sub, Inc. (collectively, the “Guarantors”), (3) the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the “Lenders” and individually, a “Lender”), and (4) Bank of America, N.A. (“Bank of America”) as administrative agent (the “Administrative Agent”) for the Lenders and as Swingline Lender and L/C Issuer with respect to a certain Amended and Restated Credit Agreement dated as of December 1, 2016, by and among the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Swingline Lender, the L/C Issuer and BMO Harris Bank N.A. as Syndication Agent (the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS,  the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1. Definitions. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

§2. Ratification of Existing Agreements.  All of the Loan Parties’ obligations and liabilities to the Administrative Agent, the L/C Issuer, the Swingline Lender and the Lenders as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Loan Party’s execution of this Agreement, ratified and confirmed in all respects.  In addition, by each Loan Party’s execution of this Agreement, each of the Loan Parties represents and warrants that no Loan Party has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

§3. Representations and Warranties.  Each of the Loan Parties hereby represents and warrants to the Administrative Agent, the L/C Issuer, the Swingline Lender and Lenders that all of the representations and warranties made by the Loan Parties in the Credit Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

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§4. Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction of each of the following conditions precedent:

(a) Representations and Warranties.  All of the representations and warranties made by the Loan Parties herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b) Performance; No Event of Default.  The Loan Parties shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c) Action.  All requisite corporate or other action necessary for the valid execution, delivery and performance by the Loan Parties of this Agreement and all other instruments and documents delivered by the Loan Parties in connection herewith shall have been duly and effectively taken.

(d) Fees and Expenses.  The Borrower shall have paid to the Administrative Agent the reasonable fees and expenses of counsel to the Administrative Agent in connection with the preparation of this Agreement.

(e) Delivery.  The Loan Parties, the Administrative Agent and the Lenders shall have executed and delivered this Agreement.  In addition, the Loan Parties shall have executed and delivered such further instruments and taken such further action as the Administrative Agent and the Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Credit Agreement and the other Loan Documents.

§5. Amendment to the Credit Agreement. The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income for the most recently completed Measurement Period plus the following to the extent deducted in calculating such Consolidated Net Income (without duplication):  (a) Consolidated Interest Charges paid or payable in cash, (b) the provision for federal, state, local and foreign income taxes payable for such period, (c) depreciation and amortization expense for such period, (d) other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Borrower and its Subsidiaries for such period), (e) non-cash equity compensation and other non-cash charges, (f) severance and one-time office lease or other contract termination costs incurred during such period, in an aggregate amount under this clause (f) not to exceed $5,000,000 during the period commencing on December 8, 2017 and ending on the Maturity Date,  (g) an add-back to account for certain changes in GAAP regarding revenue recognition for the fiscal quarter ending December 31, 2017 in an aggregate amount not to exceed $4,000,000, (h) non-recurring charges related to the Merger incurred during such period and incurred on or prior to the Closing Date in an aggregate amount not to exceed $5,000,000

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and (i) annualized expense savings related to the Merger realized during such period and evidenced on or prior to June 30, 2018 in an aggregate amount not to exceed $7,000,000; provided in connection with any add-back for such severance, one-time lease termination costs or expense savings, the Borrower shall provide the Administrative Agent with documentation detailing the terms of such severance, one-time office lease termination costs or expense savings, each in form and substance reasonably satisfactory to the Administrative Agent.  Notwithstanding anything to the contrary herein, Consolidated EBITDA for the fiscal quarters ending December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016 shall be adjusted as set forth on Schedule 1.01(c).

§6. Miscellaneous Provisions.

(a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same.  The Credit Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Credit Agreement, shall be read and construed as one instrument.

(b) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

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IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment Agreement as of the date first set forth above.

INFORMATION SERVICES GROUP, INC.

By:

Name:  David Berger

Title:     Chief Financial Officer

INTERNATIONAL ADVISORY HOLDINGS

CORP.

By:________________________________

Name:  David Berger

Title:  President & Chief Financial Officer

INTERNATIONAL CONSULTING ACQUISITION CORP.

By:_______________________________

Name:    David Berger

Title:    President & Chief Financial Officer

ISG Information Services Group Americas, Inc.

By:_________________________________

Name:  David Berger

Title:    Vice President & Secretary

TPI EUROSOURCING, L.L.C.

By:_________________________________

Name:  David Berger

Title:    President & Chief Financial Officer

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ALSBRIDGE HOLDINGS, INC.

By:_________________________________

Name:  David Berger

Title:  Chief Executive Office & Chief Financial Officer

ALSBRIDGE, INC.

By:_________________________________

Name:  David Berger

Title:    Chief Executive Office & Chief Financial Officer

TELWARES, INC.

By:_________________________________

Name:  David Berger

Title:  Chief Executive Office & Chief Financial Officer

OUTSOURCING LEADERSHIP CORP.

By:_________________________________

Name:  David Berger

Title:    Chief Executive Office & Chief Financial Officer

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BANK OF AMERICA, N.A., as Administrative

Agent

By:

Name:

Title:

BANK OF AMERICA, N.A.

By:

Name:

Title:

CAPITAL ONE, NATIONAL ASSOCIATION

By:

Name:

Title:

BMO Harris Bank N.A.

By:

Name:

Title:

Webster Bank, National Association

By:

Name:

Title:

CITIZENS BANK, N.A.

By:

Name:

Title:

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